SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement      [_] Confidential, For Use of the Commission
                                         Only (As Permitted by Rule 14a-6(e)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

PROTOSOURCE CORPORATION
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(Name of Registrant as Specified In Its Charter)


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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                             PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD APRIL , 2004

                                                         Bethlehem, Pennsylvania
                                                         February , 2004

     The Annual Meeting of Stockholders (the "Annual Meeting") of ProtoSource Corporation, a California corporation (the "Company"), will be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania on March , 2004 at 10:00 AM (local time) for the following purposes:

     1. To elect five directors to the Company's Board of Directors, each to hold office until his successor is elected and qualified or until his earlier resignation or removal (Proposal No. 1);

     2. To approve an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 10,000,000 to 100,000,000 (Proposal No. 2);

     3. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business, including the nominees for directors, are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on February , 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                         By Order of the Board of Directors,

                                         /s/ PETER WARDLE
                                         ----------------
                                         Peter Wardle
                                         President

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                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY
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

                             PROTOSOURCE CORPORATION
                               One Bethlehem Plaza
                          Bethlehem, Pennsylvania 18018


                                 PROXY STATEMENT

GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of ProtoSource Corporation, a California corporation (the "Company"), of proxies in the enclosed form for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of the Company, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018 on March , 2004 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, no par value per share (the "Common Stock"), on February , 2004 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding [ ] shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about February , 2004.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively. Stockholders of the Company's Series B Preferred Stock are entitled to 100 votes for each such share held.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows. Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote. For all matters affecting the Company's certificate of incorporation, the affirmative vote of a majority of all shares of Common Stock issued and outstanding is required for approval. For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. In any event, prior to any vote, a quorum of holders of at least 50% of the shares of Common Stock outstanding on the Record Date is required to conduct the Meeting. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, the stockholders will elect five directors to serve until the next Annual Meeting of Stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

     Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the four nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

NAME                  AGE      POSITION
----                  ---      --------
Peter Wardle          49       Chief Executive Officer, Chief Financial Officer,
                               President and Director
Thomas Butera         37       Chief Operating Officer and Director
Joseph DiMarino       61       Director
Mark Blanchard        51       Director
Stewart Kalter        33       Director


     The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, has been furnished to the Company by the respective director nominees:

     Peter Wardle became a director in December 2001 and was appointed as Chief Executive Officer, Chief Financial Officer and President in May 2002. Mr. Wardle was Chief Executive Officer of P2i, Inc. from May 2000 through December 2003. Mr. Wardle served as Chief Executive Officer of 2020 Marketing and Design from 1993 when he co-founded the company until December 2003. Prior to that, Mr. Wardle served as a database marketing consultant from 1990 to 1993. From 1987 to 1990, he was Chief Executive Officer of Autoroos, Inc. Mr. Wardle received a degree in accounting from Stockport College in the UK in 1978.

     Thomas C. Butera was appointed as Chief Operating Officer and a director of the Company in January 2004. From 1993 until December 2003, Mr. Butera was creative director of 2020 Marketing and Design. From December 2001 through December 2003, Mr. Butera served as an executive of P2i, Inc. Since May 2003, Mr. Butera has served as Chief Operating Officer of P2i Newspaper, Inc. Mr. Butera is a graduate of Parsons School of Design in New York City.

     Joseph DiMarino was appointed as a director of the Company in August 2003. Mr. DiMarino began his newspaper career in 1970 with the Philadelphia Inquirer, which a Knight Ridder newspaper. Mr. DiMarino held various executive positions with Knight Ridder, Inc. from 1970 until June 2002. From August 2002 until May 2003, Mr. DiMarino was Chief Operating Officer of P2i Newspaper, Inc. Since May 2003, Mr. DiMarino has provided consulting services to the newspaper industry. Mr. DiMarino is a graduate of Villanova University.

     Mark Blanchard has been a member of the Company's Board since May 2002. Mr. Blanchard was a co-founder and has been President of Resort TV Services since July 2003. Prior to that he was Vice President and General Manager of ProtoSource's former Suncoast division, a business he helped found in 1998. From 1995 to 1998 he was founder and President of Internet Stock Market Inc., which facilitated the promotion of public companies. From 1992 to 1995, Mr. Blanchard was founder and President of Pension Specialists Management Group, a company that advised pension funds on investments. From 1979 to 1992, Mr. Blanchard held several positions with Raymond James and Associates, and Smith Barney, full service brokerage firms. His final position with Smith Barney was Senior Vice President of Municipals. He graduated from Rutgers University with a degree in business in 1976.

     Stewart Kalter became a director in October 2001. Since May 2003, Mr. Kalter has served as President of Vision Securities. From May 2001 through May 2003, Mr. Kalter served as Director of Corporate Finance and Research of Andrew, Alexander, Wise & Company, Inc. Prior to that, he was Director of Research at Global Capital Securities from February 2000 to March 2001. Mr. Kalter was a Research Analyst with Spencer Clarke from November 1997 to January 2000. From 1995 until 1997, he served as a Research Associate with Bishop Allen. Mr. Kalter has a BS in Accounting from Widener College and an MBA in Finance and Banking from Hofstra University.

     No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

     Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2002, the Board of Directors of the Company took action at a meeting or by unanimous written consent on five occasions. No director nominated for election at the Annual Meeting attended fewer than 75% of the total number of meetings of the Board of Directors during such member's tenure during the last fiscal year.

     Margolis has acted as the Company's independent public accountants since January 27, 2003, and has been appointed by the Board to continue as the Company's independent auditors for the fiscal year ending December 31, 2003. A representative of Margolis is not expected to be present at the Annual Meeting.

     The Board did not have any committees during the 2002 fiscal year.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and stockholders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of forms, reports and certificates furnished to the Company by such persons, not all such reports were filed on a timely basis.

     See "Certain Transactions" for additional information on certain members of management.

                             EXECUTIVE COMPENSATION

Compensation to Outside Directors

     All of the Company's non-employee directors receive reimbursement of their reasonable out-of-pocket expenses incurred in connection with such meetings. Additionally, all non-employee directors will receive and retain 15,000 stock options per fiscal.

Compensation of Executive Officers

     The information required by this Heading is incorporated by reference to the information presented in Item 10. Executive Compensation of the Registrant, in the Company's December 31, 2002 Form-10KSB as filed with the Securities and Exchange Commission on April 15, 2003.

SECURITY OWNERSHIP OF MANAGEMENT AND OTHERS

     The information required by this Heading is incorporated by reference to the information presented in Item 11. Security Ownership of Certain Beneficial Owners and Management of the Registrant, in the Company's December 31, 2002 Form-10KSB as filed with the Securities and Exchange Commission on April 15, 2003.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The information required by this Heading is incorporated by reference to the information presented in Item 12. Certain Relationships and Related Transactions of the Registrant, in the Company's December 31, 2002 Form-10KSB as filed with the Securities and Exchange Commission on April 15, 2003.

     The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

                          RECOMMENDATION OF THE BOARD:
                          ----------------------------

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.


                                 PROPOSAL NO. 2


                     APPROVAL OF AMENDMENT TO THE COMPANY'S
   CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF
                           COMMON STOCK TO 100,000,000

     The present capital structure of the Company authorizes 10,000,000 shares of Common Stock. It also authorizes 5,000,000 shares of "blank check" Preferred Stock, which may be issued from time to time in one or more series with such rights, preferences and privileges as may be determined by the Board of Directors. Currently the only designated shares of Preferred Stock are 210,266 shares which have been designated as Series B Preferred Stock. The Board of Directors believes that this capital structure is inadequate for the future needs of the Company. Therefore, the Board of Directors has approved the amendment of the Company's Certificate of Incorporation (the "Certificate") to increase the authorized number of shares of Common Stock from 10,000,000 to 100,000,000 shares. No change is proposed to be made with respect to the number of authorized shares of Preferred Stock. The Board of Directors believes that a capital structure consisting of 100,000,000 authorized shares of Common Stock and 5,000,000 authorized shares of Preferred Stock more appropriately reflects the present and future needs of the Company and recommends such amendment to the
Company's stockholders for adoption. On the Record Date, there were [         ]
shares of Common Stock and [       ] shares of Preferred Stock outstanding. The
proposed amendment of the Certificate was approved by the Board on December 22, 2003, subject to stockholder approval at the Annual Meeting.

Purpose of Authorizing Additional Common Stock

     The Company has what the Board of Directors considers to be an insufficient number of authorized but unissued shares of Common Stock available for future issue. Authorizing an additional 90,000,000 shares of Common Stock would give the Board of Directors the authority to issue such Common Stock from time to time as the Board of Directors deems necessary, without further action of the stockholders, unless such stockholder action is specifically required by applicable laws or any stock exchange on which the Company's securities may then be listed. In particular, the Company is obligated to issue up to 21,026,60 shares of Common Stock in exchange for the 210,266 shares of Series B Preferred Stock issued in connection with the Company's recent acquisition of P2i Newspaper, Inc. In addition, the Board of Directors believes it is necessary to have the ability to issue such additional shares of Common Stock for general corporate purposes, including:

     o    stock splits, dividends or distributions;

     o equity financings - although the Company has no present plans or arrangements, the Company is presently seeking to raise additional capital by selling and issuing shares of its Common Stock as dictated by prevailing market conditions or the Company's capital needs, and the Board of Directors believes it prudent to have shares available for such issuances on an as-needed basis, without the delay inherent in seeking stockholder approval for a specific transaction; and

     o acquisition transactions - the Company may make additional future acquisitions and may use its capital stock as currency in such acquisitions if appropriate opportunities arise.

     The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

     There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized, except for the P2i transaction described below.

     Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of Common Stock that may be issued in the future, and therefore, future issuances of Common Stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

Acquisition of P2i Newspaper, Inc.

     On February 13, 2003, the Company entered into an agreement and plan of merger to acquire all of the outstanding capital stock of P2i Newspaper, Inc. ("P2i Newspaper") and a wholly owned subsidiary of P2i, Inc. ("P2i"), in exchange for the issuance of up to 19,383,531 shares of Protosource common stock (the "Agreement"). The 19,383,531 shares were to be reduced by the number of shares equal to the total fees incurred to audit the financial statements of P2i or P2i Newspaper, divided by $0.50 (the "Adjusted Shares"). The Adjusted Shares were to be subject to a three-year lock-up, which could be released upon the stock price and volume reaching established thresholds.

     On January 1, 2004, the Company, P2i Newspaper and P2i amended the terms of the Agreement (the "Amendment"). Pursuant to the terms of the Amendment, in exchange for all of the issued and outstanding shares of P2i Newspaper, the

Company issued 198,836 shares of series B preferred stock (the "Preferred Stock"), which shares shall be reduced by the total fees incurred to audit the financial statements of P2i or P2i Newspaper, divided by $50.00. In addition, the Company issued 16,430 shares of Preferred Stock in payment of investment banking fees related to the transaction. Each share of Preferred Stock is exchangeable for 100 shares of the Company's common stock at any time after the Company increases its authorized number of shares of common stock to 100,000,000.

     The acquisition of P2i Newspaper became effective on January 1, 2004, at which time P2i Newspaper became a wholly owned subsidiary of the Company.

Business of P2i, Newspaper Inc.

Introduction

     P2i converts previously created print content, (text and graphics), into interactive web content for multiple market sectors. These include newspaper and magazine publishers, and retail companies. These services extend P2i clients' reach and presence, help drive increased revenues and deliver quantifiable profits; and do so while preserving the brand identity manifest in the original print content.

Recent Developments

     In May 2001, P2i successfully completed the transition of its data conversion facility from Yorkshire, England to Kuala Lumpur, Malaysia. The result is a business unit that is better equipped to handle current and future workloads, ideally located geographically to deliver to a global client base, and with labor cost savings of 75%.

     In December 2001, P2i launched its new technology platform. This incorporates many more features than the prior platform and delivers a far broader product offering from both a customer and end-user perspective.

     In January 2002, P2i moved its corporate headquarters from 528 North New Street, Bethlehem PA to One Bethlehem Plaza, Bethlehem, PA. This is larger, better-equipped office space that can facilitate future expansion.

     In September 2002 P2i, Newspaper, Inc was formed: a wholly owned subsidiary that became the business unit focusing exclusively on the publishing sector

     In 2003 P2i signed production agreements with Nando Media and PowerOne Media. Nando is the online arm of McClatchy Newspaper Group. PowerOne has over 1,000 newspaper clients utilizing its web solutions.

Overview

     P2i's core competency is the breaking down and databasing of print content, text and graphics, and its distribution back to the client and client's partners in multiple formats with a host of additional features. Currently P2i's customer base comprises newspapers, magazines and retailers in the US and UK and clients include Newspapers from the Tribune, McClatchy and Gannett media groups in the US and Northcliffe in the UK.

     Today virtually all printed material is first created electronically, usually using desktop publishing software on Mac and PC systems. Those electronic files are sent to P2i and processed into web content for clients. The actual processing is undertaken at P2i's production facility located just south of Kuala Lumpur, Malaysia. US based technical teams and account managers work directly with clients in support of the sales effort. The `sale' is a long-term relationship by nature.

     For newspapers, P2i has historically converted print advertising and editorial into web content, hosted by P2i, but seamlessly integrated into the newspaper website. The past twelve months have seen the demand for data-feeds of the processed content back to newspapers and their business partners expand. Once the relationship is established the newspaper feeds P2i data on a daily basis: data is converted overnight and delivered as online content by start-of-business the following day. The newspaper, still the largest local portal, sells the online version of the print content to its advertisers and pays P2i to convert it. The advertiser gets proven, quantifiable reach online, above and beyond the print circulation.

     Through 2003 the Newspaper industry has been P2i's almost exclusive focus. Starting in 2004 the company intends exploring other business verticals in addition to newspapers. Although there are approximately 6000 daily and weekly newspapers in the US the conversion of content has become a commodity, primarily the result of eager competition for a finite customer base. The Nanado Media and PowerOne Media contracts with P2i are a part of this long-term strategy.

Industry and Competition

E-commerce overview

     For most businesses, the Internet has created a new communication and sales channel that enables companies to interact with large numbers of geographically dispersed consumers and businesses. Traditional businesses are implementing sophisticated web sites to drive customers to brick-and-mortar stores, effect electronic commerce initiatives that offer competitive advantages and mine customer data. These businesses are deploying an expanding variety of Internet-enabled applications, ranging from web site marketing and recruiting programs to on-line customer interaction systems and integrated purchase order and just-in-time inventory solutions for key customers and suppliers. These capabilities require increasingly complex web sites and support operations. In addition, advances in on-line security and payment mechanisms are alleviating concerns associated with conducting transactions in an open-platform environment, thus prompting more consumers and businesses to use the Internet in conjunction with purchases and more businesses to offer a greater breadth of electronic commerce services. (Source: US Census Bureau).

     More importantly, companies today recognize that the Internet is not going to replace other media, but it is going to change traditional shopping and purchasing habits. Today, companies are implementing integrated marketing strategies that tie print, TV, Radio and Internet together to generate revenues either via, traditional shopping or e-commerce.

Newspapers

     In 2002, just over $50billion was spent on newspaper advertising across the 1,500 daily and 4,500 weekly newspapers published in the U.S. (Source: Veronis Suhler Stevenson). This is projected to grow to almost $69billion through 2007 (Source: Veronis Suhler Stevenson, PQ Media LLC, Newspaper Association of America, Kagan World Media, Editor & publisher). Newspapers have been putting virtually all their classified liner advertising online for several years,.

     The online publishing of display advertising, run-of-print advertising ("ROP"), special sections and free-standing-inserts ("FSIs") is now beinmg posted online and has evolved into an ASP business model whereby newspapers want a technology driven solution with a high level of service and support from their vendor. Much of this content is printed in color, has a high profile within the print publication and is very costly to the advertiser.

     Web site visitors demand a high level of interactivity and enhanced features from online versions of this print content. Developing and enabling these solutions requires a substantial financial investment in both R&D and servers, connectivity and processes that is best justified when amortized across many newspapers. Indications are that these costs are deemed prohibitive to individual newspapers, and even newspaper groups, but that they are keen to use an outside resource to deliver these solutions. P2i has proprietary processes and a patent on format and functionality that position us well to acquire a significant share of this market.

     Over the past two years these solutions have become increasingly more sophisticated, evolving into online shopping centers or channels where newspaper site visitors can search and browse across many ads from multiple sources: display classified, ROP, FSIs and special sections.

Competition - Newspapers

     Infosis, a company P2i acquired in September 2000, was the first company to establish a presence in the business space. As the revenue models have proved to be viable, competitors have emerged. Some, such as Harvest and Print2Web have adopted very similar strategies to those of P2i: sell directly to the newspapers and deliver ever increasingly sophisticated solutions. Others, such as WSN and Trivedia are approaching the retailers directly to convert their FSI content and then act as the distributor of this content to newspapers.

     Companies such as DS Retail Technologies and Cross Media Services are also moving into this space. They have developed ASP solutions that are retailer focused and view the newspaper as the means to distribute this online content.

     Secondary competition comes from the software companies that have developed ad management systems for newspapers, such as Mactive and MediaSpan. Newspapers use their solutions to manage their ad content and they could include modules that would publish the content online. There are certainly many applications that can publish classified liner ads online automatically from the ad management function, but none currently provide the level of sophistication that P2i solutions feature.

     There are many obstacles to newspapers adopting pure software solutions to compete with P2i services. Firstly, ads are created in many different ways, even within a single newspaper. Some are submitted electronically from advertising agencies and design firms. Others are created by the newspaper's own creative departments. Some are in color, some in black and white. FSI's are usually created by agencies or print companies specializing in that field, and the newspaper only receives the printed versions, rarely the electronic versions. The "normalization" of incoming data is a key component of the proprietary processes P2i has developed. Once the content has been processed, the functionality requires the various applications that power those features to be running on the host server. Finally there is a human element to the publishing of this content: every individual ad and page needs to be viewed by an operator to ensure that the multiple images and text boxes that are incorporated in a single newspaper page are matched.

     As difficult as it would be for a newspaper to take the services and solutions that P2i has available in-house using a software solution only, in the years ahead, as the volume of online advertising content increases, more and more newspapers and newspaper groups will look for such a solution. P2i recognizes that it may need to modify its services to meet the newspaper's evolving needs.

     Finally, as volumes have increased and more competitors seek to move into this space, prices drop. Since January 2001 production volumes have increased five-fold, and pricing has fallen to a fifth of where it was . P2i has been able to remain competitive and viable, only by virtue of the reduced costs of operations in Malaysia and the development of its new technology platform.

Employees

     As of December 31, 2003, P2i employed seven US based full-time employees and fifty-three employees at its production facility in Malaysia. The Company believes it maintains good relations with its employees. None of the Company's employees are represented by a labor union or covered by a collective bargaining agreement.

Financial Statement Information

     Financial statements of P2i and pro forma combined financial information of P2i and the Company are attached hereto as Schedule A.

                          RECOMMENDATION OF THE BOARD:

     THE BOARD RECOMMENDS A VOTE FOR AN INCREASE TO 100,000,000 AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY.

                             Audit and Related Fees

     Audit Fees. The aggregate fees billed by Angell & Deering, for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during that fiscal year were $48,565.

     Financial Information Systems Design and Implementation Fees. The Company did not engage Angell & Deering to provide professional services to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2002.

     All Other Fees. The aggregate fees billed by Angell & Deering for services rendered to the Company, other than the services covered in "Audit Fees" and "Financial Information Systems Design and Implementation Fees" for the fiscal year ended December 31, 2002 were $3,095.

                            STOCKHOLDER PROPOSALS FOR
                       PRESENTATION AT THE ANNUAL MEETING

     Any stockholder intending to present a proposal at the Annual Meeting in accordance with Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in the Company's proxy materials for such meeting must, in addition to meeting other applicable requirements under the rules and regulations of the Securities and Exchange Commission and the Company's By-Laws, submit such proposal to Kenneth DiStefano, Secretary, in writing no later than February , 2004. The complete By-Law provisions governing stockholder proposals are available to any stockholder without charge upon request from the Secretary of the Company.

                        AVAILABILITY OF CERTAIN DOCUMENTS

     Included herewith are copies of the Company's form 10-KSB for the year ended December 31, 2002. This proxy statement also refers to certain documents of the Company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to ProtoSource Corporation, One Bethlehem Plaza, Bethlehem, Pennsylvania 18018, telephone number (610) 332-2893. In order to ensure timely delivery of the documents, such requests should be made by April , 2004.

                                  OTHER MATTERS

     The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                            By Order of the Board of Directors,

                                            /s/ PETER WARDLE
                                            ----------------
                                            Peter Wardle,
                                            President
Bethlehem, Pennsylvania
February    , 2004

PROXY                                                                      PROXY

                             PROTOSOURCE CORPORATION

               PROXY FOR ANNUAL MEETING TO BE HELD ON APRIL , 2004 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Wardle and Thomas Butera, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of ProtoSource Corporation (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on April , 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

--------------------------------------------------------------------------------

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of ProtoSource Corporation to be held at the offices of the Company, on April , 2004 at 10:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3


1.  ELECTION OF DIRECTORS --                   For      Withhold
    Nominees:
    ---------
         Peter Wardle                          [_]        [_]
         Thomas Butera                         [_]        [_]
         Joseph DiMarino                       [_]        [_]
         Mark Blanchard                        [_]        [_]
         Stewart Kalter                        [_]        [_]


--------------------------------------------------------------------------------
    (Except nominee(s) written above)

                                               For      Against    Abstain
2.  Proposal to approve an increase in the     [_]        [_]        [_]
      number of authorized shares of
      Common Stock to 100,000,000.



If you plan to attend the Annual Meeting please mark this box    [_]

Dated:________________, 2004

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
FOLD AND DETACH HERE

SCHEDULE A

Pro Forma Financial Information

The following unaudited pro forma consolidated financial information presents the pro forma consolidated balance sheet of ProtoSource Corporation and Subsidiary at December 31, 2002 and 2001, and September 30, 2003, giving effect to the agreement and Plan of Merger with P2i Newspaper, Inc., a Delaware corporation, as if it had been consummated on those dates. Also presented are the pro forma consolidated statements of operations for the years ended December 31, 2002 and 2001, and nine-month period ended September 30, 2003 of ProtoSource Corporation and Subsidiary, giving effect to the agreement and Plan of Merger with P2i Newspaper, Inc. as if it had been consummated as of the beginning of the respective periods presented. For purposes of the computation of pro forma weighted average number of basic and diluted common shares outstanding, it is assumed that 19,300,000 of ProtoSource Corporation common shares will be exchanged for P2i Newpaper, Inc. Also, no goodwill has been reflected in this pro forma presentation as management believes that any goodwill acquired in this transaction would be fully impaired.

The pro forma data is based on the historical combined statements of ProtoSource Corporation and P2i Newspaper, Inc. giving effect to the purchase method of accounting and to the assumptions and adjustments (which the Company believes to be reasonable) described in the accompanying notes to the unaudited pro forma consolidated financial information.

The pro forma data is provided for comparative purposes only. It does not purport to be indicative of the results that actually would have occurred if such agreement and Plan of Merger had been consummated on the dates indicated or that may be obtained in the future. The unaudited pro forma combined financial information should be read in conjunction with the notes thereto, the audited financial statements of P2i Newspaper, Inc. for the years ended December 31, 2002 and 2001 and notes thereto, and the Company's consolidated financial statements and related notes thereto, incorporated herein by reference.


                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         DECEMBER 31, 2001

                                                              Historical                                   Pro forma
                                              --------------------------------------------    -------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes     (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----    ------------    ------------
                                                                ASSETS
Current assets:
  Cash                                        $    118,265    $      4,013    $    122,278                             $    122,278
  Marketable securities                            447,611                         447,611                                  447,611
  Accounts receivable                               40,729                          40,729                                   40,729
  Notes receivable, P2i Newspaper, Inc.             50,000                          50,000      (A)    $    (50,000)           --
  Prepaid expenses and other current assets         41,214           2,281          43,495                                   43,495
                                              ------------    ------------    ------------             ------------    ------------

      Total current assets                         697,819           6,294         704,113                  (50,000)        654,113

Property and equipment, net                        116,949         244,801         361,750                                  361,750

Deposits                                             8,564           4,368          12,932                                   12,932

Goodwill, net                                       77,857                          77,857                                   77,857

Investment in corporation                          226,000                         226,000                                  226,000
                                              ------------    ------------    ------------             ------------    ------------

                                              $  1,127,189    $    255,463    $  1,382,652             $    (50,000)   $  1,332,652
                                              ============    ============    ============             ============    ============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $     12,236    $       --      $     12,236                             $     12,236
  Current portion of obligations
    under capital leases                            24,666          23,713          48,379                                   48,379
  Notes payable, ProtoSource Corporation                            50,000          50,000      (A)    $    (50,000)           --
  Due to P2i, Inc.                                    --           416,471         416,471                                  416,471
  Accounts payable and accrued expenses            258,699          41,690         300,389                                  300,389
  Deferred revenue                                   9,845                           9,845                                    9,845
  Due to related company                                            73,461          73,461                                   73,461
                                              ------------    ------------    ------------             ------------    ------------

      Total current liabilities                    305,446         605,335         910,781                  (50,000)        860,781
                                              ------------    ------------    ------------             ------------    ------------

Obligations under capital leases,
  non-current portion                               49,414          32,675          82,089                                   82,089
                                              ------------    ------------    ------------                             ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                       --
  Common stock                                  24,554,293            --        24,554,293                               24,554,293
  Additional paid-in capital                       392,745                         392,745                                  392,745
  Accumulated other comprehensive (loss)          (161,637)                       (161,637)                                (161,637)
  Accumulated deficit                          (24,013,072)       (382,547)    (24,395,619)                             (24,395,619)
                                              ------------    ------------    ------------                             ------------

                                                   772,329        (382,547)        389,782                                  389,782
                                              ------------    ------------    ------------                             ------------

                                              $  1,127,189    $    255,463    $  1,382,652             $    (50,000)   $  1,332,652
                                              ============    ============    ============             ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.


                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2001

                                                               Historical                                   Pro forma
                                               --------------------------------------------    ------------------------------------
                                                                                                        Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation         Inc.           Total        Notes     (Decrease)    Consolidated
                                               ------------    ------------    ------------    -----    ------------   ------------


Net revenues                                   $       --      $  1,023,291    $  1,023,291                            $  1,023,291

Cost of revenues                                       --           606,883         606,883                                 606,883
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --           416,408         416,408                                 416,408
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               588,592         646,972       1,235,564                               1,235,564
  Research and development                                           81,784          81,784                                  81,784
  Depreciation and amortization                       4,363          63,396          67,759                                  67,759
  Impairment of investment                          404,000                         404,000                                 404,000
  Stock compensation expense                        283,882                         283,882                                 283,882
                                               ------------    ------------    ------------                            ------------

                                                  1,280,837         792,152       2,072,989                               2,072,989
                                               ------------    ------------    ------------                            ------------

Operating loss                                   (1,280,837)       (375,744)     (1,656,581)                             (1,656,581)
                                               ------------    ------------    ------------                            ------------

Other (charges):
  Interest expense                                 (880,866)         (5,717)       (886,583)                               (886,583)
  Loss on sale of marketable securities            (128,494)                       (128,494)                               (128,494)
  Other expenses                                       --            (1,086)         (1,086)                                 (1,086)
                                               ------------    ------------    ------------                            ------------

                                                 (1,009,360)         (6,803)     (1,016,163)                             (1,016,163)
                                               ------------    ------------    ------------                            ------------

Net loss from continuing operations            $ (2,290,197)   $   (382,547)   $ (2,672,744)                           $ (2,672,744)
                                               ------------    ------------    ------------                            ------------


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.47)                                                           $      (0.11)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               4,912,026                                      (B)      19,300,000     24,212,026
                                               ============                                             ============   ============

Notes:

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.

                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                        DECEMBER 31, 2002

                                                              Historical                                     Pro forma
                                              --------------------------------------------    -------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes     (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----    ------------    ------------

                                                              ASSETS
Current assets:
  Cash                                        $      2,671    $     22,231    $     24,902                             $     24,902
  Marketable securities                             10,924                          10,924                                   10,924
  Accounts receivable                                              188,405         188,405                                  188,405
  Interest receivable                               49,556                          49,556      (B)    $    (49,556)           --
  Notes receivable, P2i Newspaper, Inc.          1,045,280                       1,045,280      (A)      (1,045,280)           --
  Assets held for sale                             178,115                         178,115                                  178,115
  Prepaid expenses and other current assets          2,651           2,508           5,159                                    5,159
                                              ------------    ------------    ------------             ------------    ------------

      Total current assets                       1,289,197         213,144       1,502,341               (1,094,836)        407,505

Property and equipment, net                         48,005         256,341         304,346                                  304,346

Debt issuance costs, net                           543,543          56,981         600,524                                  600,524

Investment in corporation                          105,000                         105,000                                  105,000
                                              ------------    ------------    ------------             ------------    ------------

                                              $  1,985,745    $    526,466    $  2,512,211             $ (1,094,836)   $  1,417,375
                                              ============    ============    ============             ============    ============


                                         LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $  1,125,000    $       --      $  1,125,000                             $  1,125,000
  Current portion of obligations
    under capital leases                            13,775          22,258          36,033                                   36,033
  Notes payable, ProtoSource Corporation                         1,045,280       1,045,280      (A)    $ (1,045,280)           --
  Due to P2i, Inc.                                                 418,039         418,039                                  418,039
  Accounts payable and accrued expenses            396,786         291,284         688,070      (B)         (49,556)        638,514
  Deferred revenue                                   9,000                           9,000                                    9,000
  Liabilities to be assumed upon sale              155,332                         155,332                                  155,332
  Due to related company                                            76,434          76,434                                   76,434
                                              ------------    ------------    ------------             ------------    ------------

      Total current liabilities                  1,699,893       1,853,295       3,553,188               (1,094,836)      2,458,352
                                              ------------    ------------    ------------             ------------    ------------

Obligations under capital leases,
  non-current portion                               35,639          10,417          46,056                                   46,056
                                              ------------    ------------    ------------                             ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                       --
  Common stock                                  25,635,960            --        25,635,960                               25,635,960
  Additional paid-in capital                     1,487,891                       1,487,891                                1,487,891
  Accumulated other comprehensive (loss)           (62,069)                        (62,069)                                 (62,069)
  Accumulated deficit                          (26,811,569)     (1,337,246)    (28,148,815)                             (28,148,815)
                                              ------------    ------------    ------------                             ------------

                                                   250,213      (1,337,246)     (1,087,033)                              (1,087,033)
                                              ------------    ------------    ------------                             ------------

                                              $  1,985,745    $    526,466    $  2,512,211             $ (1,094,836)   $  1,417,375
                                              ============    ============    ============             ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.

(B)  Represents elimination of accrued interest associated with the intercompany note payable/receivable.

                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 2002

                                                               Historical                                    Pro forma
                                               --------------------------------------------    ------------------------------------
                                                                                                        Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation         Inc.           Total        Notes     (Decrease)    Consolidated
                                               ------------    ------------    ------------    -----    ------------   ------------


Net revenues                                   $       --      $  1,050,293    $  1,050,293                            $  1,050,293

Cost of revenues                                       --           956,793         956,793                                 956,793
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --            93,500          93,500                                  93,500
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               703,920         670,779       1,374,699                               1,374,699
  Research and development                                          181,952         181,952                                 181,952
  Depreciation and amortization                       8,726         101,465         110,191                                 110,191
  Impairment of investment                          121,000                         121,000                                 121,000
                                               ------------    ------------    ------------                            ------------

                                                    833,646         954,196       1,787,842                               1,787,842
                                               ------------    ------------    ------------                            ------------

Operating loss                                     (833,646)       (860,696)     (1,694,342)                             (1,694,342)
                                               ------------    ------------    ------------                            ------------

Other income (charges):
  Interest expense                               (1,734,346)        (89,213)     (1,823,559)    (A)    $     49,556      (1,774,003)
  Interest income                                    49,615                          49,615     (A)         (49,556)             59
  Loss on sale of marketable securities            (272,944)                       (272,944)                               (272,944)
  Other income                                       20,157                          20,157                                  20,157
  Other expenses                                       --            (4,790)         (4,790)                                 (4,790)
                                               ------------    ------------    ------------            ------------    ------------

                                                 (1,937,518)        (94,003)     (2,031,521)                   --        (2,031,521)
                                               ------------    ------------    ------------            ------------    ------------

Net loss from continuing operations            $ (2,771,164)   $   (954,699)   $ (3,725,863)           $       --      $ (3,725,863)
                                               ============    ============    ============            ============    ============


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.44)                                                           $      (0.15)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               6,268,183                                     (B)      19,300,000      25,568,183
                                               ============                                            ============    ============

Notes:

(A)  Represents elimination of interest income/expense associated with the intercompany note payable/receivable.

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.

                                              PROTOSOURCE CORPORATION AND SUBSIDIARY

                                          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                                         SEPTEMBER 30, 2003

                                                               Historical                                   Pro forma
                                              --------------------------------------------    ------------------------------------
                                                                                                       Adjustments
                                              ProtoSource    P2i Newspaper,                             Increase/
                                              Corporation         Inc.           Total        Notes    (Decrease)     Consolidated
                                              ------------    ------------    ------------    -----   ------------    ------------

                                                              ASSETS
Current assets:
  Cash                                        $     40,428    $     14,794    $     55,222                            $     55,222
  Accounts receivable                                              198,148         198,148                                 198,148
  Interest receivable                              125,214                         125,214     (B)    $   (125,214)           --
  Notes receivable, P2i Newspaper, Inc.          1,393,953                       1,393,953     (A)      (1,393,953)           --
  Assets held for sale                             178,115                         178,115                                 178,115
  Prepaid expenses and other current assets          2,151           8,167          10,318                                  10,318
                                              ------------    ------------    ------------            ------------    ------------

      Total current assets                       1,739,861         221,109       1,960,970              (1,519,167)        441,803

Property and equipment, net                         41,460         206,785         248,245                                 248,245

Deposits                                             1,500           7,500           9,000                                   9,000

Debt issuance costs, net                           402,084          36,541         438,625                                 438,625

Investment in corporation                          105,000                         105,000                                 105,000
                                              ------------    ------------    ------------            ------------    ------------

                                              $  2,289,905    $    471,935    $  2,761,840            $ (1,519,167)   $  1,242,673
                                              ============    ============    ============            ============    ============


                                        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY)

Current liabilities:
  Notes payable                               $  1,725,000    $       --      $  1,725,000                            $  1,725,000
  Current portion of obligations
    under capital leases                            12,611          26,452          39,063                                  39,063
  Notes payable, ProtoSource Corporation                         1,393,953       1,393,953     (A)    $ (1,393,953)           --
  Due to P2i, Inc.                                                 193,758         193,758                                 193,758
  Accounts payable and accrued expenses            524,951         464,990         989,941     (B)        (125,214)        864,727
  Deferred revenue                                  29,688                          29,688                                  29,688
  Liabilities to be assumed upon sale              155,332                         155,332                                 155,332
  Due to related company                                            72,231          72,231                                  72,231
                                              ------------    ------------    ------------            ------------    ------------

      Total current liabilities                  2,447,582       2,151,384       4,598,966              (1,519,167)      3,079,799
                                              ------------    ------------    ------------            ------------    ------------

Obligations under capital leases,
  non-current portion                               25,997          27,085          53,082                                  53,082
                                              ------------    ------------    ------------                            ------------

Stockholders' equity (deficiency):
  Preferred stock                                     --              --              --                                      --
  Common stock                                  26,235,960            --        26,235,960                              26,235,960
  Additional paid-in capital                     2,087,891                       2,087,891                               2,087,891
  Accumulated deficit                          (28,507,525)     (1,706,534)    (30,214,059)                            (30,214,059)
                                              ------------    ------------    ------------                            ------------

                                                  (183,674)     (1,706,534)     (1,890,208)                             (1,890,208)
                                              ------------    ------------    ------------                            ------------

                                              $  2,289,905    $    471,935    $  2,761,840            $ (1,519,167)   $  1,242,673
                                              ============    ============    ============            ============    ============

Notes:

(A)  Represents elimination of intercompany note payable/receivable.

(B)  Represents elimination of accrued interest associated with the intercompany note payable/receivable.

                                               PROTOSOURCE CORPORATION AND SUBSIDIARY

                                     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                        FOR THE NINE-MONTH PERIOD ENDED SEPTEMBER 30, 2003

                                                                Historical                                  Pro forma
                                               --------------------------------------------   -------------------------------------
                                                                                                       Adjustments
                                               ProtoSource    P2i Newspaper,                             Increase/
                                               Corporation          Inc.           Total      Notes     (Decrease)     Consolidated
                                               ------------    ------------    ------------   -----    ------------    ------------


Net revenues                                   $       --      $  1,081,077    $  1,081,077                            $  1,081,077

Cost of revenues                                       --           677,076         677,076                                 677,076
                                               ------------    ------------    ------------                            ------------

Gross profit                                           --           404,001         404,001                                 404,001
                                               ------------    ------------    ------------                            ------------

Operating expenses:
  Selling, general and administrative               254,061         490,131         744,192                                 744,192
  Research and development                             --            81,850          81,850                                  81,850
  Depreciation and amortization                       6,545         110,893         117,438                                 117,438
                                               ------------    ------------    ------------                            ------------

                                                    260,606         682,874         943,480                                 943,480
                                               ------------    ------------    ------------                            ------------

Operating loss                                     (260,606)       (278,873)       (539,479)                               (539,479)
                                               ------------    ------------    ------------                            ------------

Other income (charges):
  Interest expense                               (1,461,267)        (80,803)     (1,542,070)    (A)    $     75,658      (1,466,412)
  Interest income                                    75,658                          75,658     (A)         (75,658)           --
  Loss on sale of marketable securities             (65,942)                        (65,942)                                (65,942)
  Other income                                       16,201                          16,201                                  16,201
  Other expenses                                       --            (9,612)         (9,612)                                 (9,612)
                                               ------------    ------------    ------------            ------------    ------------

                                                 (1,435,350)        (90,415)     (1,525,765)                   --        (1,525,765)
                                               ------------    ------------    ------------            ------------    ------------

Net loss from continuing operations            $ (1,695,956)   $   (369,288)   $ (2,065,244)           $       --      $ (2,065,244)
                                               ============    ============    ============            ============    ============


Net loss per basic and diluted share
  of common stock from continuing operations   $      (0.21)                                                           $      (0.08)
                                               ============                                                            ============

Weighted average number of basic and
  diluted common shares outstanding               7,943,410                                     (B)      19,300,000      27,243,410
                                               ============                                            ============    ============

Notes:

(A)  Represents elimination of interest income/expense associated with the intercompany note payable/receivable.

(B)  Represents estimated number of shares of ProtoSource common shares to be exchanged for P2i Newspaper, Inc.

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